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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 27, 2004

                        VASO ACTIVE PHARMACEUTICALS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                                               02-0670926
          --------                                               ----------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923
           ----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)



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SECTION 8                  OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

         On August 27, 2004, Vaso Active Pharmaceuticals, Inc. issued a press release announcing that the company and its former Chief Executive Officer, John Masiz, (who, in accordance with the terms of the SEC settlement, resigned as an executive officer and a director of the company effective as of August 17,
2004), have settled certain SEC actions against them. The press release also announced certain changes in the company's executive management as a result of the SEC settlements. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1      Press release dated August 27, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VASO ACTIVE PHARMACEUTICALS, INC.

Date: August 27, 2004                          By: /s/ Joseph Frattaroli
                                                   ----------------------------
                                                   Name: Joseph Frattaroli
                                                   Title: Acting CEO